UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2010

ITC Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-32576	32-0058047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27175 Energy Way, Novi, Michigan		48377
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-946-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Executive Salary Adjustments

On May 18, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of ITC Holdings Corp. (the “Company”) approved changes to the base salaries of certain of the Company’s executive officers, effective immediately. In making these salary adjustments, the Committee considered the performance of each individual, growth in his or her job responsibilities and the continued growth of the Company. The Committee also took into account the results of a benchmarking analysis conducted by its compensation consultant, which showed that the Company’s executive officer salaries appreciably trailed benchmarked levels. The changes were as follows:

Name	Title	Prior Salary	New Salary
Joseph L. Welch	President and Chief Executive Officer	$735,000	$835,000

Linda H. Blair	Executive Vice President and Chief Business Officer	$344,000	$424,000

Jon E. Jipping	Executive Vice President and Chief Operating Officer	$344,000	$424,000

Cameron M. Bready	Senior Vice President, Treasurer and Chief Financial Officer	$300,000	$350,000

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held on May 19, 2010, at which the shareholders reelected all seven of the directors nominated for election and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2010. The following table sets forth the results of the voting at the meeting.

Nominee		For	Withheld	Broker Non-Votes
Edward G. Jepsen		38,043,550	84,515	3,787,789

Richard D. McLellan		37,451,187	676,878	3,787,789

William J. Museler		38,053,105	74,960	3,787,789

Hazel R. O’Leary		38,048,875	79,190	3,787,789

Gordon Bennett Stewart, III		37,824,530	303,535	3,787,789

Lee C. Stewart		37,546,669	581,396	3,787,789

Joseph L. Welch		37,533,207	594,858	3,787,789

Proposal	For	Against	Abstain	Broker Non-Votes

Ratification of Appointment of Deloitte & Touche LLP	41,704,045	203,460	8,349	0

Item 8.01 Other Events.

Declaration of Dividend

On May 19, 2010, the Company issued a press release announcing the declaration of a dividend to its common shareholders. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1 ITC Holdings Corp. Press Release dated May 19, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC Holdings Corp.

May 21, 2010	By:	Daniel J. Oginsky

Name: Daniel J. Oginsky
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	ITC Holdings Corp. Press Release dated May 19, 2010